SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): DECEMBER 8, 2000


                          COLUMBUS NETWORKS CORPORATION
             (Exact name of registrant as specified in its charter)


         NEVADA                           0-27953               98-0187538
(State or other jurisdiction of          (Commission           (IRS Employer
     incorporation)                      File Number)        Identification No.)


       #100 - 1295 STEVENS ROAD, KELOWNA, BRITISH COLUMBIA, CANADA V1Z 2S9
              (Address of principal executive offices) (Zip Code)


                                 (250) 769-8099
               Registrant's telephone number, including area code


                           GOLDEN RIVER RESOURCES INC.
         2420 PANDOSY STREET, KELOWNA, BRITISH COLUMBIA, CANADA V1Y 1T8 (Former name or former address, if changed since last report)







Exhibit index on consecutive page 3

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         See the disclosure in Item 5 below.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

         See the disclosure in Item 5 below.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.    OTHER EVENTS

         On December 8, 2000, the registrant closed its acquisition of Columbus Networks Corporation, a privately-held British Columbia corporation ("Columbus"), pursuant to the terms of a Share Exchange Agreement dated October 30, 2000 (the "Share Exchange Agreement"). Columbus is now a wholly-owned subsidiary of the registrant.

         In connection with the acquisition, the registrant effected a 1-for-4 reverse stock split of its outstanding shares of common stock and changed its name to Columbus Networks Corporation. The registrant's new CUSIP number is 199463 10 0 and its new trading symbol is CLMK.

         The registrant has issued 14,955,475 (post-reverse split) shares of its common stock to the shareholders of Columbus. There are now 20,859,250 shares of common stock of the registrant issued and outstanding.

         The registrant's management now consists of designees from Columbus, with the exception of Mr. Watts:

         Roger Watts               -        Chairman of the Board of Directors
         Dan Collins               -        President and CEO and Director
         Scott McLean              -        Vice President and CFO and Director
         Greg Shannon              -        Corporate Secretary and Director
         Mervyn Weiss              -        Director
         Vern Berg                 -        Director

         Effective December 11, 2000, the executive offices of the registrant will be located at the facilities of Columbus in Kelowna, British Columbia.

         Columbus provides sector-specific electronic recruitment services to educators, school districts, universities and private educational employers in the education systems of Canada and United States. Services include on-line resume services, job postings, a bookstore, electronic application forms as well as other related services that meet the needs of the client. Columbus intends to expand the scope of services within their education networks by adding unique entry portals for students, teachers and employers. These portals will be distinctive storefronts to other resources, services and features that will benefit both the employer and educators. Columbus also operates the Global ESL Network that provides recruitment services to ESL (English as a Second Language) institutes around the world.

ITEM 6...  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7...  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired: The audited statements for the year ended June 30, 2000, were previously filed. The unaudited statements for the three months ended September 30, 2000, are filed herewith.

         (b)      Pro forma financial information:  Previously filed.

         (c)      Exhibits
                 REGULATION                                                                    CONSECUTIVE
                 S-K NUMBER                               DOCUMENT                             PAGE NUMBER
                    2.1           Share Exchange Agreement dated October 30, 2000 (1)<F1>           N/A
                    3.1           Certificate of Amendment to Articles of Incorporation (2)<F2>     N/A

                 --------------------

                  (1)<F1> Incorporated by reference to the  registrant's
                          definitive proxy statement filed November 7, 2000.

                  (2)<F2> Previously Filed.

ITEM 8...CHANGE IN FISCAL YEAR

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COLUMBUS NETWORKS CORPORATION


January 9, 2001                             By: /s/ Dan Collins
                                               --------------------------------
                                                Dan Collins, President and CEO

                             FINANCIAL STATEMENTS OF

                          COLUMBUS NETWORKS CORPORATION

                        (A DEVELOPMENT STAGE ENTERPRISE)

                         PERIOD ENDED SEPTEMBER 30, 2000

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Balance Sheets

September 30, 2000  and June 30, 2000

$ United States

                                                                                               September 30,       June 30,
                                                                                                   2000                2000
                                                                                       (Unaudited - prepared
                                                                                              by Management)
ASSETS
Current assets
  Cash                                                                                          $  26,273        $  31,986
  Accounts receivable                                                                              68,477            7,239
  Receivable from directors (note 3)                                                               18,758                -
  Prepaid expenses and deposits                                                                     3,419            5,825
                                                                                                ----------       ----------
                                                                                                  116,927           45,050
Fixed assets                                                                                       55,559           51,271
Website development                                                                                48,407           19,790
                                                                                                ----------       ----------
                                                                                                $ 220,893        $ 116,111
                                                                                                ==========       ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable and accrued liabilities                                                      $  49,795        $  34,459
  Unearned revenue                                                                                127,759           25,115
  Payable to directors                                                                                  -              825
                                                                                                ----------       ----------
                                                                                                  177,554           60,399
Subscription for shares                                                                               -            1,689
Stockholders' Equity
Capital stock                                                                                     395,833          293,178
Deficit accumulated during the development stage                                                 (355,181)        (241,191)
Accumulated other comprehensive income
  Cumulative translation adjustment                                                                 2,687            2,036
                                                                                                ----------       ----------
                                                                                                   43,339           54,023
Subsequent events (note 5)
                                                                                                ----------       ----------
                                                                                                $ 220,893        $ 116,111
                                                                                                ==========       ==========

Approved by the Board:

                              ,Director
------------------------------

                              ,Director
------------------------------

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Statements of Operations

Three month  periods  ended  September  30, 2000 and 1999
(Unaudited - prepared by Management)

$ United States

                                                                                                           Predecessor Business
                                                                                                                (note 2 (a))
                                                                   From Inception        Three months           Three months
                                                                  (March 3, 1999)           ended                   ended
                                                                   to September 30,     September 30,           September 30,
                                                                        2000                 2000                    1999
Fee revenue                                                         $   66,217           $   28,066                $36,971
Interest and other income                                                1,971                  17 5                     -
                                                                    -----------          -----------               --------
                                                                        68,188               28,241                 36,971
Expenses
  Advertising and promotion                                             21,155                3,875                    642
  Amortization - fixed assets                                            9,711                4,503                    516
  Amortization - website development                                     1,725                1,239                      -
  Automotive                                                            17,133                7,325                  2,821
  Bank charges                                                           1,199                  433                     70
  Consulting                                                             5,667                5,667                      -
  Conferences                                                           14,018                6,112                      -
  Inducement fee                                                        18,996                    -                      -
  Insurance                                                              1,260                   36                      -
  Internet fees                                                         20,675                5,437                    431
  Licences, fees and dues                                                3,120                   71                      -
  Office                                                                12,521                3,877                    636
  Professional fees                                                     31,769               12,911                    366
  Rent                                                                  18,809                6,339                    607
  Repairs and maintenance                                                3,363                1,751                      -
  Telephone                                                              7,405                2,356                  2,002
  Training                                                               1,022                    -                      -
  Travel                                                                17,952                4,086                  1,044
  Wages and benefits                                                   213,311               76,213                      -
  Website development                                                    2,558                    -                 10,391
                                                                    -----------          -----------               --------
                                                                       423,369              142,231                 19,526
                                                                    -----------          -----------               --------
(Loss) net income                                                   $ (355,181)          $ (113,990)               $17,445
                                                                    ===========          ===========               ========

Weighted average number of shares                                    3,584,241            7,617,250
Loss per share                                                          (0.10)              $(0.01)
                                                                    ===========          ===========

         COLUMBUS NETWORKS CORPORATION
         (A Development Stage Enterprise)
         Statement of Stockholders' Equity and Comprehensive Income

         Three month period ended September 30, 2000
         (Unaudited - prepared by Management)

         $ United States

                                                                                  Deficit
                                                                                 Accumulated     Accumulated
                                                                                  During the       Other              Total
                               Class A common shares     Class B common shares    Development   Comprehensive   Stockholders'
                                Shares       Amount       Shares       Amount       Stage           Income           Equity
Balances,
  June 30, 2000              6,380,000    $293,177      1,000,000      $   1     $(241,191)        $2,036         $  54,023

Shares issued
  for acquisition
  of assets
  (note 4 (a))                 100,000      16,821              -          -             -              -            16,821

Shares issued upon
  conversion of
  share subscriptions
  (note 4 (b))                  10,000       1,689              -          -             -              -             1,689

Shares issued for
  cash at Cdn $0.25
  (US $0.17) per
  share (note 4 (c))           543,800      91,468              -          -             -              -            91,468

Share issue costs                    -      (7,323)             -          -             -              -            (7,323)
                             ---------    ---------     ---------      -----     ----------        ------         ----------
                             7,033,800     395,832      1,000,000          1      (241,191)         2,036           156,678

Comprehensive
  income
Loss for the
  period                             -           -              -          -      (113,990)             -          (113,990)
Foreign currency
  translation
  adjustment                         -           -              -          -             -            651               651
                             ---------    ---------     ---------      -----     ----------        ------         ----------
Comprehensive
  income (loss)                      -           -              -          -      (113,990)           651          (113,339)
                             ---------    ---------     ---------      -----     ----------        ------         ----------
Balance,
  September 30,
  2000                       7,033,800    $395,832      1,000,000      $   1     $(355,181)        $2,687         $  43,339
                             =========    =========     =========      =====     ==========        ======         ==========

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Statements of Cash Flows

Three month  periods  ended  September  30, 2000 and 1999
(Unaudited - prepared by Management)

$ United States

                                                                                                          Predecessor Business
                                                                                                               (note 2 (a))

                                                                   From Inception        Three months           Three months
                                                                  (March 3, 1999)           ended                   ended
                                                                   to September 30,     September 30,          September 30,
                                                                        2000                 2000                   1999
Cash provided by (used in):
  Operating activities:
    Cash receipts from customers                                    $  106,502           $   62,233                $ 18,795
    Cash receipts from interest and other income                         1,971                   175                      -
    Cash paid to suppliers and employees                              (346,560)            (111,508)                (10,262)
                                                                    -----------          -----------               ---------
                                                                      (238,087)             (49,100)                  8,533
Financing activities:
    Decrease in payable to directors                                         -                 (825)                      -
    Issuance of shares                                                 377,321               84,145                       -
    Subscription for shares                                              1,689                    -                       -
    Partners' contributions                                                  -                    -                  27,785
    Bank indebtedness                                                        -                    -                    (364)
                                                                    -----------          -----------               ---------
                                                                       379,010               83,320                  27,421
Investing activities:
    Increase in receivable from directors                              (18,758)             (18,758)                      -
    Purchase of fixed assets                                           (65,268)              (8,791)                 (4,248)
    Website development costs capitalized                              (33,311)             (13,035)                      -
                                                                    -----------          -----------               ---------
                                                                      (117,337)             (40,584)                      -
Foreign currency translation adjustment                                  2,687                  651                       -
                                                                    -----------          -----------               ---------
Increase (decrease) in cash                                             26,273               (5,713)                 31,706
Cash, beginning of period                                                    -               31,986                       -
                                                                    -----------          -----------               ---------
Cash, end of period                                                 $   26,273           $   26,273                $ 31,706
                                                                    ===========          ===========               =========
Supplementary Information:
  Interest paid                                                     $        -           $        -                $      -
  Income taxes paid                                                          -                    -                       -

Non-cash financing and investing activities:
    Common shares issued for fixed assets                                    2                    -                       -
    Common shares issued for acquisition of assets                      16,821               16,821                       -
    Common shares issued on conversion
      of share subscriptions                                             1,689                1,689                       -
                                                                    ===========          ===========               =========

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Notes to Financial Statements

Three month period ended September 30, 2000
(Unaudited - prepared by Management)

$ United States


1.     NATURE OF OPERATIONS:

       The company was incorporated under the laws of the Province of British Columbia on March 3, 1999 and began operations on December 1, 1999. The major activity of the company is developing electronic recruitment websites including educationcanada.com, educationamerica.net and globalesl.net.

2.     ACCOUNTING POLICIES:

       (a) Basis of presentation:

           In accordance with the rules and regulations of the Securities and Exchange Commission, a predecessor entity's financial statements are required to be presented in specified U.S. Securities filing documents. Accordingly, the amounts presented for the three months ended September 30, 1999 in the statements of operations and cash flows are those of a predecessor partnership. The financial information presented as at September 30, 2000 and for the three months ended September 30, 2000 and 1999 and for the period from inception (March 3, 1999) to September 30, 2000 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal recurring items) necessary for the fair presentation of these unaudited amounts in conformity with accounting principles generally accepted in the United States have been made.

       (b) Translation of financial statements:

           The company operates in Canada and its operations, and therefore its functional currency, are conducted in Canadian currency.

           These financial statements have been translated into United States dollars. The method of translation applied is as follows:

           i) Assets and liabilities are translated at the rate of exchange in effect at the balance sheet date, being U.S. $1.00 per Cdn. $1.4862 (June 30, 2000, US $1.00 per CDN $1.4806).

           ii) Revenue and expenses are translated at the exchange rate in effect at the transaction date.

           iii) The net adjustment arising from the translation is recorded in a separate component of stockholders' equity called "cumulative translation adjustment" which is included in the "accumulated other comprehensive income."

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Notes to Financial Statements

Three month period ended September 30, 2000
(Unaudited - prepared by Management)

$ United States

3.     RECEIVABLE FROM DIRECTORS:

       The receivable from directors does not bear interest, is unsecured and is demand in nature.

4.     ISSUANCES OF CAPITAL STOCK:

       (a) During the three months ended September 30, 2000 the Company issued 100,000 Class A common shares in exchange for the ownership of a website and associated domain names. The fair value of the shares issued, aggregating $16,821, approximated the fair value of the assets acquired.

       (b) During the three months ended September 30, 2000 the Company issued 10,000 Class A common shares for stock subscriptions of $1,689 received prior to June 30, 2000.

       (c) During the three months ended September 30, 2000 the Company issued 543,800 Class A common shares for aggregate cash proceeds of $91,468.

5.     SUBSEQUENT EVENTS:

       (a) Effective November 30, 2000 the Company signed a share exchange agreement with Golden River Resources Inc. ("Golden River"), the shares of which are listed and posted for trading on the facilities of the over-the-counter bulletin board market in the United States. The agreement contemplates that all of the shareholders of the Company will exchange their common shares for approximately 70%, prior to the issuance of 2,097,232 Class A common shares for brokerage fees and common shares sold in a recent private placement by Golden River, of the common shares of Golden River. The shares of Golden River received by the shareholders of the Company may be subject to escrow. The transaction, if completed as contemplated, will be accounted for by the purchase method as a reverse take-over with the Company identified as the acquirer which is deemed to acquire Golden River.

           Subsequent to September 30, 2000, the Company issued 2,097,232 Class A common shares for brokerage fees related to the share exchange with Golden River described above. The fair value of the shares issued, aggregating $352,784, approximated the fair value of the brokerage services received.

       (b) On October 10, 2000 the Company issued 300,000 Class A common shares for services to be performed. The fair value of the shares issued, aggregating $50,464, approximates the fair value of the services to be received.

       (c) Subsequent to September 30, 2000 the Company issued 24,000 Class A common shares for aggregate cash proceeds of $4,037.

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Notes to Financial Statements

Three month period ended September 30, 2000
(Unaudited - prepared by Management)

$ United States


6.     STATEMENT OF CASH FLOWS:

       Cash flows from operating activities prepared under the indirect method are as follows:

                                                                                                            Predecessor Business
                                                                                                                (note 2 (a))
                                                                   From Inception        Three months           Three months
                                                                  (March 3, 1999)          ended                   ended
                                                                   to September 30,     September 30,          September 30,
                                                                        2000                2000                    1999
       (Loss) net income                                             $(355,181)          $(113,990)                $17,445
       Non-cash item:
           Amortization                                                 11,436               5,742                     516

       Accounts receivable                                             (68,477)            (61,238)                (11,249)
       Prepaid expenses and deposits                                    (3,419)              2,406                       -
       Accounts payable and accrued liabilities                         49,795              15,336                   8,748
       Unearned revenue                                                127,759             102,644                  (6,927)
                                                                     ----------          ----------                --------
                                                                     $(238,087)          $ (49,100)                $ 8,533
                                                                     ==========          ==========                ========